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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  Form 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):   June 23, 1999


                        ADVANCED MICRO DEVICES, INC.
                        ----------------------------
           (Exact name of registrant as specified in its charter)



         DELAWARE                        1-7882                  94-1692300
         --------                        ------                  ----------
(State or other jurisdiction           (Commission            (I.R.S. Employer
       of incorporation)               File Number)          Identification No.)


     One AMD Place,
     P.O. Box 3453
     Sunnyvale, California                                       94088-3453
     ---------------------                                       ----------
(address of principal executive offices)                         (Zip Code)


Registrant's telephone number,
 including area code:                                           (408) 732-2400
                                                                --------------

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Item 5.  Other Events.
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     On June 23, 1999, Advanced Micro Devices, Inc. announced that it will report an operating loss in the range of $200 million for the quarter ended June 27, 1999, due to a sharp decline in average selling prices for its AMD-K6(R) processor family and lower unit shipments. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this report as if fully set forth herein.


Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits:

     99  Press release dated June 23, 1999.

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                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ADVANCED MICRO DEVICES, INC.
                                          (Registrant)



Date:  June 30, 1999               By: /s/ Francis P. Barton
                                       -----------------------------
                                       Francis P. Barton
                                       Senior Vice President and Chief Financial
                                       Officer

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                                Exhibit Index
                                -------------


Exhibit Number   Exhibit
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     99          Press release dated June 23, 1999.